Earnings Per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Earnings Per Share
6 . Earnings Per Share
The Company computes earnings per share (“EPS”) in accordance with ASC 260,
Earnings per Share
. Basic EPS is computed by dividing net income (loss) available to common shareholders by the weighted-average number of shares of common stock outstanding. Diluted EPS is computed using the weighted average number of shares of common stock, plus the effect of potentially dilutive securities. The Company applies the treasury method to calculate the dilution impact of share-based awards —restricted stock units, and performance share units. Because we have reported a net loss for all periods presented, diluted net loss per share is the same as basic net loss per share as all of the potentially dilutive shares were antidilutive in those periods.

Computation of basic and diluted earnings per share for the years ended December 31, was as follows (in thousands, except per share amounts):

	2022	2021	2020
Net Loss	$(78,938)	$(68,292)	$(77,572)
Basic weighted-average shares outstanding	172,003	161,000	161,000
Effect of dilutive securities – Warrants	—	—	—
Effect of dilutive securities – employee stock compensation plan	—	—	—

Diluted weighted-average shares outstanding	172,003	161,000	161,000

Earnings per share:
Basic	$(0.46)	$(0.42)	$(0.48)
Diluted	$(0.46)	$(0.42)	$(0.48)
Prior to the Business Combination date, LiveWire did not have any issued and outstanding common stock or any common share equivalents. Accordingly, for 2021 and 2020, the net loss per share was calculated based on the 161,000,000 shares of Common Stock distributed to
H-D
in exchange for the membership interests of Legacy LiveWire. At the time of the Business Combination, additional shares of Common Stock were issued, which are reflected in the weighted-average shares outstanding as of December 31, 2022.
Diluted net loss per share is computed by giving effect to all potential shares of common stock, to the extent dilutive, including unvested restricted stock units (“RSUs”), unvested performance share units (“PSUs”), and Warrants. Potential shares of common stock are excluded from the computation of diluted net loss per share if their effect would have been anti-dilutive for the periods presented or if the issuance of shares is contingent upon events that did not occur by the end of the period. For 2022, employee stock compensation plan awards representing 19 thousand underlying common shares were excluded from the computation of diluted net loss per share because the effect would have been anti-dilutive. For 2022, warrants representing 51,788 thousand underlying common shares were excluded from the computation of diluted net loss per share because the effect would have been antidilutive. There were no anti-dilutive employee stock compensation awards or warrants for 2021 and 2020. Additionally, the Company has not included the impact of the
Earn-Out
Shares, discussed in Note 1, Description of Business and Basis of Presentation, in the calculation EPS as the triggering events have not occurred.